                                                            Exhibit 99(a)(1)(ii)

                              LETTER OF TRANSMITTAL
      TO TENDER OF SHARES OF 12.75% CUMULATIVE EXCHANGEABLE PREFERRED STOCK

                                       OF

                        GRANITE BROADCASTING CORPORATION
                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 17, 2002
                                       BY
                        GRANITE BROADCASTING CORPORATION

        THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                  NEW YORK CITY TIME, ON MONDAY, JUNE 17, 2002,
                      UNLESS THE TENDER OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC

          BY MAIL:             BY OVERNIGHT COURIER:            BY HAND:

       P.O. Box 3301            85 Challenger Road     120 Broadway - 13th Floor
South Hackensack, NJ 07606       Mail Stop-Reorg        New York, New York 10271
                            Ridgefield Park, NJ 07660
                            Attn: Reorganization Dept.

                                  BY FACSIMILE:

                        (For Eligible Institutions Only)

                                 (201) 296-4293

                           FOR CONFIRMATION TELEPHONE:

                                 (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
            DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------

            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARES TENDERED
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE         (ATTACH ADDITIONAL LIST IF NECESSARY)
                        CERTIFICATE(S) TENDERED)
-----------------------------------------------------------------------------------------------------------------------
                                                                             SHARE       TOTAL NUMBER OF    NUMBER OF
                                                                          CERTIFICATE        SHARES          SHARES
                                                                            NUMBERS*     REPRESENTED BY    TENDERED**
                                                                                             SHARE
                                                                                         CERTIFICATE(S)*
                                                                          ---------------------------------------------

                                                                          ---------------------------------------------

                                                                          ---------------------------------------------

                                                                          ---------------------------------------------
                                                                          TOTAL SHARES TENDERED:

--------------------------------------------------------------------------------

Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration (attach additional signed list if necessary):*** See Instruction 9.

1st:           2nd:          3rd:             4th:           5th:          6th:

--------------------------------------------------------------------------------

/ / Check here if any certificates representing Shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Please call American Stock Transfer & Trust Company, as the transfer agent for the Shares, at
     (917) 921-8206, to obtain an affidavit of loss and for further instructions and as to the determination of the requirement for posting of a bond. See Instruction 15.

--------------------------------------------------------------------------------

*   Need not be completed if Shares are delivered by book-entry transfer.
** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
*** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the depositary. See Instruction 9.

--------------------------------------------------------------------------------

     This Letter of Transmittal is to be used only if (1) certificates for Shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary or (2) a tender of Shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, referred to as the "book-entry transfer facility," under Section 3 of the Offer to Purchase.

     Stockholders who desire to tender Shares under the Offer and who cannot deliver the certificates for their Shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the expiration date, may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                               BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 2)

/ / CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

        Name(s) of Tendering Institution(s): ___________________________________

        Account Number: ________________________________________________________

        Transaction Code Number: _______________________________________________


                            PRIOR GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
        FOLLOWING:

        Name(s) of Registered Holder(s): _______________________________________

        Window Ticket Number (if any): _________________________________________

        Date of Execution of Notice of Guaranteed Delivery: ____________________

        Name of Institution which Guaranteed Delivery: _________________________

        Account Number (if delivered by Book-Entry Transfer): __________________

        Transaction Code Number: _______________________________________________

/ / CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR DESTROYED CERTIFICATES. (SEE INSTRUCTION 15)

                                   ODD LOTS
                              (SEE INSTRUCTION 8)

     To be completed only if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares.

     On the date hereof, the undersigned either (check one box):

/ / owned beneficially or of record an aggregate of fewer than 100 Shares and is tendering all of those Shares, or

/ /  is a broker, dealer, commercial bank, trust company or other nominee that:

     (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record owner, and
     (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     In addition, the undersigned is tendering Shares either (check one box):

/ / at the price per Share indicated under "Shares Tendered at Price Determined by Stockholder" in Box A on page 7 of this Letter of Transmittal; or

/ / at the purchase price, as the same shall be determined by Granite Broadcasting in accordance with the terms of the Offer (persons checking this box should check Box B on page 7).

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Granite Broadcasting Corporation, a Delaware corporation ("Granite Broadcasting"), the above-described shares of Granite Broadcasting's 12.75% Cumulative Exchangeable Preferred Stock, par value $.01 per share (the "Shares") at the price per Share indicated in this letter of transmittal (the "Letter of Transmittal"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Granite Broadcasting's offer to purchase, dated May 17, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer (the "Offer").

     Subject to and effective on acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Granite Broadcasting all right, title and interest in and to all Shares tendered hereby and orders the registration of such Shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Granite Broadcasting and hereby irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such Shares, with the full knowledge that the depositary also acts as the agent of Granite Broadcasting, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest) to:

          (a) deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Granite Broadcasting, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on Granite Broadcasting's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby covenants, represents and warrants to Granite Broadcasting that:

          (a) the undersigned understands that tendering of Shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act;

          (b) when and to the extent Granite Broadcasting accepts the Shares for purchase, Granite Broadcasting will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the depositary or Granite Broadcasting deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned understands that Granite Broadcasting will, upon the terms and subject to the conditions of the Offer, determine a single per Share price, not in excess of $670 nor less than $590 per Share (the "Purchase Price"), that it will pay for Shares properly tendered and not properly withdrawn under the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Granite Broadcasting will select the lowest Purchase Price that will allow it to purchase 45,000 Shares, or such lesser number of Shares as are properly tendered, at prices not greater than $670 nor less than $590 per Share, under the Offer, subject to its right to increase the total number of Shares purchased to the extent permitted by law. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its odd lot and proration provisions, and that Granite Broadcasting will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not properly withdrawn and Shares not purchased because of proration, as promptly as practicable following the expiration date. The undersigned understands that Granite Broadcasting will not pay, and tendering stockholders will not receive, any accrued and unpaid dividends on shares that Granite Broadcasting accepts for payment.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Granite Broadcasting may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Granite Broadcasting has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if Granite Broadcasting purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by Granite Broadcasting for payment will constitute a binding agreement between the undersigned and Granite Broadcasting upon the terms and subject to the conditions of the Offer.

     The check for the aggregate net Purchase Price for such of the tendered Shares as are purchased by Granite Broadcasting will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

-------------------------------------------------------------------------------

                                      BOX A

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
                               (SEE INSTRUCTION 5)

     By checking the appropriate boxes below instead of the box under Box B, "Shares Tendered at Price Determined Under the Tender Offer," the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price determined by Granite Broadcasting for the Shares is less than the price checked below. A stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered, unless previously properly withdrawn as provided in
Section 4 of the Offer to Purchase, at more than one price.

     Price (in Dollars) Per Share at Which Shares Are Being Tendered (shade in appropriate boxes to indicate the tender price, not to be less than $590 and not to exceed $670).

                $ (x100)         $ (x10)         $ (x1)         (CENT)
                                 / /  0          / /  0         / /  .00
                                 / /  1          / /  1         / /  .50
                                 / /  2          / /  2
                                 / /  3          / /  3
                                 / /  4          / /  4
                / /  5           / /  5          / /  5
                / /  6           / /  6          / /  6
                                 / /  7          / /  7
                                 / /  8          / /  8
                                 / /  9          / /  9

     Check the appropriate boxes above or, alternatively, check the box below under Box B, "Shares Tendered at Prices Determined Under the Tender Offer." Unless you check the box under Box B, if you do not check one box in each column above, you will not have validly tendered your Shares.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      BOX B

           SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
                               (SEE INSTRUCTION 5)

/ / The undersigned wants to maximize the chance of having Granite Broadcasting purchase all of the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of the price boxes in Box A, the undersigned hereby tenders Shares and is willing to accept the Purchase Price determined by Granite Broadcasting in accordance with the terms of the Offer. This action could result in receiving a price per Share as low as $590.

-------------------------------------------------------------------------------

                 YOU WILL NOT HAVE VALIDLY TENDERED YOUR SHARES
             UNLESS YOU COMPLETE ONE AND ONLY ONE OF BOX A OR BOX B

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

To be completed ONLY if the check for the purchase price of Shares is to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

/ /     Issue check to:

Name:
        ------------------------------------------------------------------------
                              Please Type or Print

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

        ------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)
                   (See Substitute Form W-9 Included Herewith)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 10)

To be completed ONLY if the check for the purchase price of Shares purchased is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail check and Certificate(s) to:
                                 -----------------------------------------------

Name:
        ------------------------------------------------------------------------
                              Please Type or Print

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

        ------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)
                   (See Substitute Form W-9 Included Herewith)

-------------------------------------------------------------------------------

                                    IMPORTANT
                               HOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)
           (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

        X
           ---------------------------------------------------------------------

        X
           ---------------------------------------------------------------------
                           Signature(s) of Holder(s):

Dated:  ________, 2002

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officers of corporations or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                      (Daytime Area Code and Telephone No.)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                   (See Substitute Form W-9 Included Herewith)

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 6)

--------------------------------------------------------------------------------
                              Authorized Signature

Name(s):
        ------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                                  Name of Firm
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                      (Daytime Area Code and Telephone No.)

Dated:  ________, 2002

-------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                  FORMING PART OF THE TERMS OF THE TENDER OFFER

     1.   GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

     In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message (defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date.

     The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Granite Broadcasting may enforce such agreement against such participant.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the depositary before the expiration date, or whose Shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their Shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered Shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three business days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the expiration date.

     The method of delivery of all documents, including certificates for Shares, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

     Granite Broadcasting will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number, the number of Shares represented by the certificate and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificates will be issued and sent to the registered holder(s) as promptly as practicable after the expiration date. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder must check the boxes indicating the price per Share at which such stockholder is tendering Shares in Box A above, titled "Price (in Dollars) Per Share at Which Shares Are Being Tendered" in this Letter of Transmittal; provided, however, that (1) an "odd lot holder" (as defined in Instruction 8) may check the box in the section above entitled "Odd Lots" indicating that such holder is tendering all of such holder's Shares at the Purchase Price determined by Granite Broadcasting under the Offer or (2) a stockholder may check the box above in Box B, captioned "Shares Tendered at Price Determined Under the Tender Offer" in order to maximize the chance of having Granite Broadcasting purchase all of the Shares tendered (subject to the possibility of proration). Selecting the option under (1) or (2) could result in the stockholder receiving a price per Share as low as $590. A stockholder may complete only Box A or Box B. If both Box A and Box B are completed, or neither Box A nor Box B are completed, there is no proper tender of Shares. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

     6.   SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made or the certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an eligible guarantor institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Granite Broadcasting of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Granite Broadcasting will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased under the Offer. If, however:

          (a) payment of the Purchase Price is to be made to any person other than the registered holder(s); or

          (b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal; then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if Granite Broadcasting is to purchase fewer than all Shares tendered before the expiration date and not properly withdrawn, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially or of record an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price. This preference will not be available unless all of such holder's Shares are tendered at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

     10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

     11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Shares will be determined by Granite Broadcasting in its sole discretion, which determinations shall be final and binding on all parties. Granite Broadcasting reserves the absolute right to reject any or all tenders of Shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Granite Broadcasting, be unlawful. Granite Broadcasting also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and Granite Broadcasting's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Granite Broadcasting shall determine. None of Granite Broadcasting, the dealer manager (as defined in the Offer to Purchase), the depositary, the information agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Each tendering stockholder is required to provide the depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to a 30% Federal income tax withholding on the payment of the Purchase Price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN within 60 days, the depositary will withhold 30% on all payments of the Purchase Price to such stockholder until a TIN is provided to the depositary. Each foreign stockholder must complete and submit an appropriate Form W-8 in order to be exempt from the 30% Federal income tax backup withholding due on payments with respect to the Shares.

     14. WITHHOLDING ON FOREIGN HOLDER. The following discussion applies to any "foreign stockholder," that is a stockholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign stockholder who has provided the necessary certification to the depositary will not be subject to backup withholding. However, foreign stockholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments received by such foreign stockholders which are not entitled to capital gains treatment under Section 302 (as discussed in Section 13 of the Offer to Purchase). If a stockholder's address is outside the United States, and if the depositary has not received a Substitute Form W-9, the depositary will assume that the stockholder is a foreign stockholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the depositary on the applicable IRS Form W-8. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing Shares has been lost, stolen, destroyed or mutilated, the stockholder should notify American Stock Transfer & Trust Company, the transfer agent for the Shares, at (917) 921-8206 and asking for instructions on obtaining a replacement certificate(s). American Stock Transfer & Trust Company will require you to complete an affidavit of loss and return it to American Stock Transfer & Trust Company. Such stockholder will then be instructed by American Stock Transfer & Trust Company to the steps that must be taken in order to replace the certificate. A bond will be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

     IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificate(s) for Shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the Notice of Guaranteed Delivery must be received by the depositary before the expiration date.

                            IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

     Certain stockholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual or foreign corporation to qualify as an exempt recipient, such stockholder must submit a Form W-8, signed under penalties of perjury, attesting to such stockholder's exempt status. A Form W-8 can be obtained from the depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the information agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

     The stockholder is required to give the depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN within 60 days, the depositary will withhold 30% of all payments of the Purchase Price to such stockholder.

               ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:
                                  PAYOR'S NAME:

--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      PART I - Taxpayer Identification Number -
FORM W-9                        For all accounts, enter your taxpayer            ---------------------------
DEPARTMENT OF THE TREASURY      identification number on the appropriate           Social Security Number
INTERNAL REVENUE SERVICE        line to the right.  (For most individuals,
                                this is your social security number.  If                     Or
PAYER'S REQUEST FOR TAXPAYER    you do not have a number, see Obtaining a
IDENTIFICATION NUMBER ("TIN")   Number in the enclosed Guidelines and          -------------------------------
                                complete as instructed.)  Certify by           Employer Identification Number
                                signing and dating below.  Note:  If the
                                account is in more than one name, see the          (If awaiting TIN write
                                chart in the enclosed Guidelines to                    "Applied For")
                                determine which number to give the payor.
----------------------------------------------------------------------------------------------------------------

PART II - For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

--------------------------------------------------------------------------------
PART III - CERTIFICATION - Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

Signature                                         Date
          --------------------------------             --------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within sixty (60) days, 30% of all reportable payments made to me thereafter may be withheld.

-------------------------------------------------     --------------------------
                   Signature                                 Date
--------------------------------------------------------------------------------

       Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC

                            44 Wall Street, 7th Floor
                            New York, New York 10005

                     Banks and Brokers Call: (917) 320-6286
                            Toll Free: (800) 684-8823


                      THE DEALER MANAGER FOR THE OFFER IS:

                            JEFFERIES & COMPANY, INC.

                               520 Madison Avenue
                            New York, New York 10022

                                 (866) 533-7303

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